Exhibit 10.1.5
AMENDMENT NO. 2 TO THE EQUITY INTEREST PURCHASE AGREEMENT
This Amendment No. 2 to the Equity Interest Purchase Agreement, dated as of January 31, 2020 (this “Amendment”), is entered into by and among (a) (i) BKD CCRC PropCo Holdco Member, LLC, a Delaware limited liability company (“PropCo Seller”), and (ii) BKD CCRC OpCo Holdco Member, LLC, a Delaware limited liability company (“OpCo Seller” and, together with PropCo Seller, “Sellers”), and (b) (i) HCP S-H 2014 Member LLC, a Delaware limited liability company (“PropCo Purchaser”), and (ii) S-H 2014 OpCo TRS, Inc., a Delaware corporation (“OpCo Purchaser” and, together with PropCo Purchaser, “Purchasers”).
RECITALS
WHEREAS, Sellers, Purchasers, solely for the purposes of Section 4.3 of the Agreement, Brookdale Senior Living Inc., a Delaware corporation, and, solely for purposes of Section 2.3 and Section 4.6 of the Agreement, Healthpeak Properties, Inc., a Maryland corporation (formerly known as HCP, Inc., a Maryland corporation), entered into the Equity Interest Purchase Agreement, dated as of October 1, 2019, as amended by that certain Amendment No. 1 to the Equity Interest Purchase Agreement, dated as of October 29, 2019 (as the same may be further amended from time to time, the “Agreement”), for the purchase and sale of the JV Interests; and
WHEREAS, Sellers and Purchasers desire to amend the Agreement in accordance with Section 9.4 of the Agreement.
NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Sellers and Purchasers hereby agree as follows:
Section 1.1    All capitalized terms used herein shall have the meanings set forth in the Agreement, unless the context indicates otherwise.
Section 1.2    The Closing Date shall be the date hereof (i.e., January 31, 2020).
Section 1.3    The Termination Agreement to be executed and delivered pursuant to Section 2.4 of the Agreement shall be effective, with respect to each Facility, as of 11:59:59 p.m., local time, on the Closing Date at each such Facility.
Section 1.4    Notwithstanding anything to the contrary in the Agreement, as hereby amended, for purposes of determining the “Net Working Capital Adjustment to the Purchase Price” pursuant to Section 3.4 of the Agreement, the Balance Sheet Date shall be the Closing Date (i.e., January 31, 2020).
Section 1.5    Section 3.4(c)(ii)(B) of the Agreement is hereby amended and restated in its entirety to read as follows: “the number of days following the Balance Sheet Date up to and including the Closing Date.”

Section 1.6    Section 3.4(d)(iii)(B) of the Agreement is hereby amended and restated in its entirety to read as follows: “the number of days following the Balance Sheet Date up to and including the Closing Date.”
Section 1.7    Section 3.4(d)(iv)(B) of the Agreement is hereby amended and restated in its entirety to read as follows: “the number of days following the Balance Sheet Date up to and including the Closing Date.”
Section 1.8    Except as otherwise expressly provided in this Amendment, all of the terms and conditions of the Agreement remain unchanged and continue in full force and effect. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Agreement or any of the documents referred to therein. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the parties hereto as if the amendments made hereby were originally set forth in the Agreement. From and after the execution of this Amendment by the parties hereto, any reference to the Agreement shall be deemed to be a reference to the Agreement as amended by this Amendment.
Section 1.9    The provisions of Article IX of the Agreement shall apply mutatis mutandis to this Amendment. Any conflict arising between this Amendment and the Agreement shall be resolved in favor of the terms and intent of this Amendment.
Section 1.10    This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument. Signatures to this Amendment executed and transmitted by facsimile (or by copies of physically signed documents exchanged via e-mail attachments in PDF or an equivalent format) shall be valid and effective to bind the party so signing.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date and year first above written.

SELLERS:
BKD CCRC PROPCO HOLDCO MEMBER, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

BKD CCRC OPCO HOLDCO MEMBER, LLC, a Delaware limited liability company By: /s/ H. Todd Kaestner Name: H. Todd Kaestner Title: Executive Vice President

[Signatures continue on following page]

[Signature Page to Amendment No. 2 to Equity Interest Purchase Agreement]

PURCHASERS:
HCP S-H 2014 Member LLC, a Delaware limited liability company By: /s/ Jeffrey H. Miller Name: Jeffrey H. Miller Title: Executive Vice President
S-H 2014 OPCO TRS, INC., a Delaware corporation By: /s/ Jeffrey H. Miller Name: Jeffrey H. Miller Title: Executive Vice President

[Signature Page to Amendment No. 2 to Equity Interest Purchase Agreement]